GOODWILL	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL	GOODWILL
The Company's Goodwill balance on the Consolidated balance sheet is comprised of the following amounts:

at December 31	2024		2023
(millions)	Canadian dollars	U.S. dollars	Canadian dollars	U.S. dollars

Columbia Pipeline Group, Inc.	10,588	7,351	9,708	7,351
ANR	2,803	1,946	2,570	1,946
Great Lakes	176	122	161	122
North Baja	70	48	63	48
Tuscarora	33	23	30	23
	13,670	9,490	12,532	9,490
Changes in Goodwill were as follows:

(millions of Canadian $)	U.S. Natural Gas Pipelines

Balance at January 1, 2023	12,843
Foreign exchange rate changes	(311)
Balance at December 31, 2023[1]	12,532
Foreign exchange rate changes	1,138
Balance at December 31, 2024[1]	13,670
1Represents gross amounts of goodwill as at December 31, 2024 of $15,405 million (2023 – $14,267 million), net of accumulated impairment of $1,735 million (2023 – $1,735 million).
As part of the annual goodwill impairment assessment at December 31, 2024, the Company evaluated qualitative factors impacting the fair value of the underlying reporting units. It was determined that it was more likely than not that the fair value of all reporting units exceeded their carrying amounts, including goodwill.
Columbia
On October 4, 2023, as part of the asset divestiture program announced in 2022, the Company successfully completed the sale of a 40 per cent non-controlling equity interest in Columbia Gas and Columbia Gulf. In conjunction with the process leading up to the sale, the Company performed a quantitative goodwill impairment test at June 30, 2023.
The estimated fair value measurements used in the Company's goodwill impairment analysis are classified as Level III of the fair value hierarchy. In the determination of the fair value utilized in the quantitative goodwill impairment test for the Columbia reporting unit, the Company performed a discounted cash flow model analysis using projections of future cash flows and applied a risk-adjusted discount rate and value multiple which involved significant estimates and judgments. It was determined that the fair value of the Columbia reporting unit, inclusive of the Columbia Gas and Columbia Gulf business units, exceeded its carrying value, including goodwill. Although goodwill was not impaired, the estimated fair value in excess of the carrying value was less than 10 per cent. There is a risk that reductions in future cash flow forecasts and adverse changes in other key assumptions could result in a future impairment of a portion of the goodwill balance relating to Columbia.
Great Lakes
In March 2022, an impairment loss of $571 million ($531 million after tax) was recognized for the excess carrying value over the estimated fair value of our Great Lakes reporting unit. There is a risk that reductions in future cash flow forecasts and adverse changes in other key assumptions could result in future impairment of the remaining goodwill balance.